UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2020

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (855) 884-0575
_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑
_________________________________________

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As a result of the uncertainty created by the effects of the global COVID-19 pandemic and the decline in worldwide oil prices, Pioneer Energy Services Corp. (the “Company”) is implementing certain proactive cost cutting measures. As part of those measures, on April 22, 2020 the Compensation Committee of the Board of Directors of the Company suspended the Company's 2019 Employee Incentive Plan effective immediately, and determined that no bonuses would be payable thereunder in respect of the first quarter of 2020. In addition, the Board of Directors approved reductions in the base salaries of each of the Company’s executive officers. Effective April 28, 2020, the base salaries of the Company’s executive officers will be reduced by the following percentages:

Name	Title	Reduction in Base Salary

Wm. Stacy Locke	President and Chief Executive Officer	28%
Lorne E. Phillips	Executive Vice President and Chief Financial Officer	20%
Carlos R. Peña	Executive Vice President and Chief Strategy Officer	20%
Brian L. Tucker	Executive Vice President and Chief Operating Officer	20%
Bryce T. Seki	Vice President, General Counsel, Secretary and Compliance Officer	20%
As a further step to reduce costs, effective during the period beginning April 28, 2020 and ending May 29, 2020, the Company is implementing a four-day work week for all corporate office employees, including our executive officers, and the Company is implementing a corresponding reduction in pay to reflect the reduced work schedule. As a result, during that period, our executive officers will each be paid at a rate of 85% of their reduced base salary in effect on April 28, 2020. Similarly, during that period, the Company’s employees that are exempt and paid a salary will be paid at a rate of 85% of their base salaries to reflect the reduced work schedule, and the Company’s employees that are non-exempt and paid on an hourly basis will be paid for their actual hours worked. The Company intends to reevaluate the reduced work schedule at the end of that period.
Cautionary Statement Regarding Forward-Looking Statements
Statements contained in this current report that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements made in good faith that are subject to risks, uncertainties and assumptions. These forward-looking statements are based on our current beliefs, intentions, and expectations and are not guarantees or indicators of future performance. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, future events or performance (often, but not always identifiable by the use of the words or phrases such as “will result,” “expects to,” “will continue,” “anticipates,” “plans, “intends,” “estimated,” “projects,” and “outlook”) are not historical facts and may be forward-looking and, accordingly, such statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in these forward-looking statements. Our actual results, performance or achievements or industry results could differ materially from those we express in the foregoing discussion as a result of a variety of factors, including general economic and business conditions and industry trends, levels and volatility of oil and gas prices, the continued demand for drilling services or production services in the geographic areas where we operate, decisions about exploration and development projects to be made by oil and gas exploration and production companies, the highly competitive nature of our business, technological advancements and trends in our industry and improvements in our competitors’ equipment, the loss of one or more of our major clients or a decrease in their demand for our services, future compliance with covenants under debt agreements, including our debtor-

in-possession facility, operating hazards inherent in our operations, the supply of marketable drilling rigs, well servicing rigs, coiled tubing units and wireline units within the industry, the continued availability of new components for drilling rigs, well servicing rigs, coiled tubing units and wireline units, the continued availability of qualified personnel, the success or failure of our acquisition strategy, the occurrence of cybersecurity incidents, the political, economic, regulatory and other uncertainties encountered by our operations, and changes in, or our failure or inability to comply with, governmental regulations, including those relating to the environment; as well as due to the risks and uncertainties relating to the bankruptcy filing by the Company, including but not limited to, (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (ii) the ability of the Company to consummate the transactions contemplated by the restructuring support agreement with respect to the Chapter 11 Cases, (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general, (v) the length of time the Company will operate under the Chapter 11 Cases, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the transactions contemplated by the restructuring support agreement, (vii) the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations, (viii) the ability to operate the Company’s business and consummate the transactions contemplated by the restructuring support agreement, (ix) the transactions contemplated by the debtor-in-possession facility and the restructuring support agreement being subject to closing conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; (x) increased legal costs to execute the Company’s reorganization, and other risks and uncertainties, (xi) the Company’s ability to maintain contracts, trade credit and other customer and/or vendor relationships that are essential to the Company’s operations, and (xii) the Company’s ability to retain key executives and employees. We have discussed many of these factors in more detail in our Annual Report on Form 10-K for the year ended December 31, 2019, including under the heading “Risk Factors” in Item 1A. and “Special Note Regarding Forward-Looking Statements” in the Introductory Note to Part I. These factors are not necessarily all the important factors that could affect us. Other unpredictable or unknown factors could also have material adverse effects on actual results of matters that are the subject of our forward-looking statements. All forward-looking statements speak only as of the date on which they are made and we undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise. We advise readers that they should (1) recognize that important factors not referred to above could affect the accuracy of our forward-looking statements and (2) use caution and common sense when considering our forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Dated: April 27, 2020